SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule
4a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Integrated Technology USA, Inc.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:


        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [Logo]

                         INTEGRATED TECHNOLOGY USA, INC.

                              107 West Tryon Avenue
                            Teaneck, New Jersey 07666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

         The 1997 Annual Meeting of Stockholders of Integrated Technology USA, Inc., will be held at the Sheraton Hotel-Newark Airport, 128 Frontage Road, Newark, New Jersey 07114, on May 29, 1997, at 9:00 a.m. (local time), for the following purposes:

         1. To elect eight members of the Board of Directors of the Company.

         2. To amend the Company's 1996 Stock Option Plan to increase the number of shares subject thereto.

         3. To ratify the appointment of Price Waterhouse LLP as independent auditors for the fiscal year ending December 31, 1997.

         4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The meeting may be adjourned from time to time and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by the By-laws of the Company. Stockholders of record at the close of business on April 21, 1997, are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

                                 By Order of the Board of Directors,

                                 /s/ Barry L. Eisenberg

                                 Barry L. Eisenberg
                                 Corporate Secretary

April 24, 1997

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE.

                         INTEGRATED TECHNOLOGY USA, INC.

                              107 West Tryon Avenue
                            Teaneck, New Jersey 07666

                                                                 April 24, 1997

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Integrated Technology USA, Inc., a Delaware corporation (the "Company"), of proxies to be voted at its 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Hotel-Newark Airport, 128 Frontage Road, Newark, New Jersey 07114, on May 29, 1997, at 9:00 a.m. (local time) and at any adjournment thereof. This Proxy Statement and the accompanying materials are being mailed on or about April 24, 1997, to holders of record of common stock, par value $.01 per share ("Common Stock"), of the Company as of the record date.

         The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting has been established as the close of business on April 21, 1997. On that date, the Company had outstanding and entitled to vote 6,068,212 shares of Common Stock. Holders of record of Common Stock on the record date will be entitled to one vote for each share held on all matters properly brought before the Annual Meeting.

         The presence at the Annual Meeting, in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote thereat will constitute a quorum for the transaction of business. If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all other matters. Shares held by a nominee for a beneficial owner ("Broker Shares") that are voted on any matter and abstentions will be included in determining the number of shares present. Broker Shares that are not voted on any matter will not be included in determining the number of shares present.

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by (a) giving written notice to the Company of such revocation, (b) voting in person at the Annual Meeting or (c) executing and delivering to the Company a later-dated proxy. Written revocations and later-dated proxies should be sent to Integrated Technology USA, Inc., 107 West Tryon Avenue, Teaneck, New Jersey 07666, Attention: Barry L. Eisenberg, Secretary.

         All costs associated with soliciting proxies for the Annual Meeting will be borne by the Company. Such proxies will be solicited by mail. In addition, such proxies may be solicited by personal interview, telephone, telex or facsimile. The Company will, upon request and in accordance with applicable regulations, reimburse banks, brokerage houses, other institutions, nominees, and fiduciaries for their reasonable expenses in forwarding solicitation materials to beneficial owners.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is currently comprised of the following eight members: Alan P. Haber, Barry L. Eisenberg, Simon M. Kahn, Bernard S. Appel, Nicole R. Kubin, Morton L. Landowne, Morris J. Smith and William Spier. The Board of Directors has nominated the eight current members of the Board of Directors for election as directors at the Annual Meeting, to hold office until the 1998 Annual Meeting of Stockholders of the Company or until their successors are duly elected and have qualified. All nominees have consented to be named and serve if elected.

         Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned eight nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the eight nominees receiving the greatest number of votes will be elected as directors).

         The following table sets forth certain information concerning the current nominees for election to the Board of Directors and the executive officers of the Company:

         Name              Age              Positions
------------------------   ---      -----------------------------------------

Executive Officers and
Directors

Alan P. Haber              41       Chairman of the Board; President; Chief
                                    Executive Officer and Director

Barry L. Eisenberg         50       Secretary; Treasurer and Director

Simon M. Kahn              40       Executive Vice President; Chief Financial
                                    Officer; Director of Research and
                                    Development  and Director

Loren Lemcke               40       Executive Vice President and Chief
                                    Operating Officer

Bernard S. Appel           65       Vice Chairman of the Board and Director

Nicole R. Kubin            43       Director

Morton L. Landowne         49       Director


Morris J. Smith            39       Director

William Spier              63       Director

         Alan P. Haber, has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception in 1990. From 1989 to 1990, Mr. Haber was Chief Executive Officer of an Israeli subsidiary of Intafile International Incorporated, a computer research and development company. Prior to 1989, Mr. Haber founded and served as President of an import/export company dealing in stationery and entertainment products (1985-1989) and as President of a company that operated a chain of restaurants in New York and New Jersey (1979-1985).

         Barry L. Eisenberg has been a Director of the Company since 1990 and Secretary and Treasurer of the Company since 1993. Since 1995, Mr. Eisenberg has been an active investor and director of private companies in Israel. Prior thereto, Mr. Eisenberg was, for a period of more than five years, a partner in the Roseland, New Jersey law firm of Lasser, Hochman, Marcus, Guryan & Kuskin.

         Simon M. Kahn became a director of the Company in October 1996 upon completion of the Company's initial public offering (the "IPO"). Mr. Kahn has been Executive Vice President and Chief Financial Officer of the Company since March 1996 and Director of Research and Development of the Company since 1993. From 1982 to 1992, Mr. Kahn was Chief Financial Officer of Empire Steel Trading Co., Inc., a metals trading company. Prior thereto, Mr. Kahn was an engineer at Loral Electronic Systems. Mr. Kahn holds a M.S. degree from the Columbia University School of Engineering and an M.B.A. degree in corporate finance from the Columbia University School of Business.

         Loren Lemcke joined the Company in February 1997 and currently serves as Executive Vice President and Chief Operating Officer. For more than five years prior to joining the Company, Mr. Lemcke held various positions at Acclaim Entertainment, Inc., including most recently Vice President of Operations.

         Bernard S. Appel has been a director of the Company since 1993. Since 1993, Mr. Appel has been President of Appel Associates, a marketing consulting firm. Prior thereto, for a period of more than five years, Mr. Appel held a series of positions at Tandy Corporation and its Radio Shack division, including Senior Vice President of Tandy Corporation and President and Chairman of Radio Shack. Mr. Appel also serves as a director of Curtis Mathes Holding Corporation.

         Nicole R. Kubin became a director of the Company in October 1996 upon completion of the IPO. Ms. Kubin is President of Cornerstone Capital Advisors, a corporate advisory firm and, since 1993, Ms. Kubin has been an active investor and a consultant to public and private companies. For more than two years prior to 1993, Ms. Kubin was a marketing consultant to various Fortune 500 companies. Ms. Kubin was formerly Vice President, International Sales for Salomon Brothers, Inc.


         Morton L. Landowne became a director of the Company in October 1996 upon completion of the IPO. Since 1984, Mr. Landowne has been Director of Sales and Marketing of Plaza Packaging Corp., a manufacturer of set-up boxes for the cosmetics industry.

         Morris J. Smith has been a director of the Company since January 1994. Since 1993, Mr. Smith has been a private investor and investment consultant. Prior thereto, Mr. Smith was employed for a period of more than five years by Fidelity Investments as a portfolio manager.

         William Spier became a director of the Company in October 1996 upon completion of the IPO. Mr. Spier has been a private investor since 1982 and is, and has been since 1989, the Chairman and President of Sutton Holding Corp., a private investment company. He also served as Chairman of DeSoto, Inc., a manufacturer and distributor of cleaning products, from May 1991 through September 1996, and as Chief Executive Officer of DeSoto, Inc., from May 1991 to January 1994 and from September 1995 through September

1996. From 1980 to 1981, Mr. Spier was Vice Chairman of Phibro-Salomon Inc. Mr. Spier also serves as a Director of Keystone Consolidated Industries, Inc., Geotek Communications, Inc., EA Industries, Inc., and Video Lottery Technologies, Inc.

         All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Executive officers hold office until their successors are chosen and qualify, subject to earlier removal by the Board of Directors.

         In connection with the Company's IPO, the Company agreed that for a period of three years after October 1, 1996, it would use its best efforts to cause an individual designated by National Securities Corporation, which acted as the representative of the underwriters for the IPO, to be elected to the Company's Board of Directors. Ms. Kubin is currently the individual that has been designated by National Securities Corporation to be elected to the Company's Board of Directors.

Information Concerning the Board of Directors and Committees of the Board

         The Board of Directors held numerous meetings in 1996, including three that were held subsequent to completion of the Company's IPO on October 7, 1996.

         There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee.

         The members of the Audit Committee are Mr. Appel, Mr. Kahn, Ms. Kubin, Mr. Smith and Mr. Spier. The functions of the Audit Committee include recommending to the Board of Directors the engagement or discharge of the Company's independent auditors and reviewing the scope and results of the audits conducted by such auditors. The Audit Committee was established on October 31,

1996, following completion of the IPO, and held one meeting in 1996.

         The members of the Compensation Committee are Mr. Landowne and Mr. Spier. The functions of the Compensation Committee include establishing and reviewing employee compensation policies and related matters. The Compensation Committee was established on October 31, 1996, following completion of the IPO, and held two meetings in 1996.

         Each member of the Board of Directors, with the exception of Mr. Spier, attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held in 1996 subsequent to the IPO and (ii) the total number of meetings held in 1996 subsequent to the IPO by all committees of the Board of Directors on which the director served.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership (as defined in Item 403 of Regulation S-B under the Securities Act of 1933) of the Company's Common Stock as of March 31, 1997 (except as indicated in the footnotes to the table) by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of the Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive and Director Compensation," (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                               Percentage of
Name and Address of                                Number of Common Shares     Common Stock
Beneficial Owner (1)                               Beneficially Owned (2)       Outstanding
--------------------                               ----------------------       -----------

Mellon Bank Corporation....................               690,000(3)              11.37%
     One Mellon Bank Center
     Pittsburgh, PA 15258
Alan P. Haber..............................               987,272(4)              15.91%
Barry L. Eisenberg........................                285,039(5)               4.70%
Simon M. Kahn.............................                 40,928(6)                   *
Bernard S. Appel...........................                99,933(7)                   *
Nicole R. Kubin............................                 4,167(8)                   *
Morton L. Landowne........................                 11,410(9)                   *
Morris J. Smith............................                      (10)                  *
William J. Spier...........................                54,669(11)                  *
All executive officers and directors as
a group (9) persons).......................             1,483,418(12)             23.40%


-----------------
* Less than 1%

(1)      Where no address is indicated, the address is c/o the Company.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) The information concerning the number of shares beneficially owned is as of December 31, 1996 and is based on a Schedule 13G filed by Mellon Bank Corporation with the Securities and Exchange Commission. Such
         Schedule 13G indicates that Mellon Bank Corporation has sole voting power and shared dispositive power with respect to the indicated shares. Such Schedule 13G also indicates that 590,000 of the indicated shares are held through two subsidiaries of Mellon Bank Corporation (Mellon Bank N.A. and The Dreyfus Corporation).

(4) Consists of (i) 830,771 shares held by Mr. Haber, (ii) 133,111 shares underlying currently exercisable options held by Mr. Haber, (iii) 21,298 shares held by Mr. Haber's wife and (iv) 2,092 shares underlying currently exercisable options held by Mr. Haber's wife. Mr. Haber disclaims any beneficial ownership of any stock owned by his wife.

(5) Consists of (i) 200 currently outstanding shares held by Mr. Eisenberg and (ii) 284,839 currently outstanding shares held by 241 Associates LLC, a limited liability company. Shafrira Wiener is the sole manager of 241 Associates LLC and as such has voting and investment power with respect to the shares held by 241 Associates LLC. Ms. Wiener is the daughter of Barry L. Eisenberg. A majority of the ownership interest of 241 Associates LLC is owned by Mr. Eisenberg and his wife and, as a result of such ownership interests, Mr. Eisenberg may influence the voting and disposition of the shares of Common Stock held by 241 Associates LLC. Mr. Eisenberg disclaims beneficial ownership of such shares.

(6)      Consists of (i) 7,607 currently outstanding shares held by Mr. Kahn and
         (ii) 33,321 shares underlying currently exercisable options held by Mr. Kahn.

(7)      Consists of shares underlying currently exercisable options held by Mr.

         Appel.

(8) Consists of shares underlying currently exercisable warrants held by Ms. Kubin.

(9) Consists of currently outstanding shares held by Landowne & Co., a corporation controlled by Mr. Landowne.

(10) The Brook Road Nominee Trust, nominee for the Morris Smith Family Trust, is the owner of 163,653 outstanding shares of Common Stock. Esther Smith, the mother of Morris J. Smith, is the sole trustee of the Morris Smith Family Trust and as such has voting and investment power with respect to such shares. The Morris Smith Family Trust is a discretionary trust, the potential beneficiaries of which are Mr. Smith and members of his family. Mr. Smith disclaims any beneficial ownership of any and all shares owned by the Brook Road Nominee Trust.

(11)     Consists of currently outstanding shares held by Mr. Spier.

(12) Does not include 163,653 shares that Mr. Smith disclaims beneficial ownership of as described in footnote 10 above.

                       EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

        The following table sets forth for the periods indicated information concerning the compensation earned by the Company's chief executive officer and one other officer for services rendered in all capacities to the Company. No other executive officer of the Company received total compensation in excess of $100,000 in 1994, 1995 or 1996.

                           Summary Compensation Table

                                                                 Long Term
                                                               Compensation
                                                                  Awards
                                          Annual Compensation  ------------
                                          -------------------   Securities
                                                                Underlying      Other Annual
Name and Principal Position                Year   Salary($)     Options (#)  Compensation($)(1)
----------------------------------------   ----   ---------    ------------  ------------------
Alan P. Haber...........................   1996    176,614      133,333           34,026
   Chairman and Chief
   Executive Officer
                                           1995    116,900        --               2,488
                                           1994    105,047      133,111            2,864

Simon M. Kahn...........................   1996     96,610       66,667           18,021
   Executive Vice President; Chief
   Financial Officer; Director of
   Research and Development

-----------------------------

(1)      Represents contributions to pension, severance and savings plans.

         The following table provides certain information concerning the options granted in 1996 to the officers named in the Summary Compensation table above.

                              Option Grants in 1996

                                                      Individual Grants
                                  -------------------------------------------------------------
                                                        % of Total
                                                         Options
                                  Number of Securities  Granted to   Exercise Price
                                   Underlying Options    Employees         Per       Expiration
Name                                    Granted           in 1996         Share         Date
-------                           --------------------  -----------  --------------- ----------
Alan P. Haber....................     133,333(1)           33.3%         $6.00       10/1/2001
Simon M. Kahn....................      66,667(1)           16.7%          6.00       10/1/2001

-----------------------------

(1) The indicated options will become exercisable with respect to 50% of the shares subject thereto on November 30, 1997, and with respect to the balance of the shares subject thereto on February 28, 1999.

         The following table provides certain information concerning the options held by the officers named in the Summary Compensation table above as of December 31, 1996.

                             Options at End of 1996

                 Number of Securities Underlying  Value of Unexercised In-the-
                 Unexercised Options at Year End   Money Options at Year End
                 -------------------------------  ----------------------------
Name             Exercisable       Unexercisable  Exercisable    Unexercisable
----             -----------       -------------  -----------    -------------

Alan P. Haber..     133,111           133,333       $114,023           --

Simon M. Kahn..      33,321            66,667         82,970           --

Neither Mr. Haber nor Mr. Kahn exercised any options in 1996.


Compensation of Directors

         Each director who is not an employee of the Company is paid $500 for attendance (in person or by telephone) at meetings of the Board, and all directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at Board meetings. In addition, immediately prior to completion of the IPO in October 1996, the Company granted options to current directors of the Company (including directors who are executive officers) as follows: Mr. Haber (options for 133,333 shares), Mr. Eisenberg (options for 66,667 shares), Mr. Kahn (options for 66,667 shares), Mr. Appel (options for 31,667 shares), Ms. Kubin (options for 15,000 shares), Mr. Landowne (options for 15,000 shares), Mr. Smith (options for 31,667 shares) and Mr. Spier (options for 15,000 shares). Such options have an exercise price per share equal to the $6.00 and vest in two installments: (one-half in November 1997 and one-half in February 1999).

         Since February 1996, Mr. Eisenberg has been providing consulting services to the Company under an arrangement pursuant to which he is compensated by the Company at the rate of $80,000 per annum. Such arrangement can be terminated by the Company or Mr. Eisenberg at any time. Mr. Eisenberg does not receive any additional compensation for serving as Secretary and Treasurer of the Company.

Employment Contracts

         The Company has entered into an employment agreement with Mr. Haber. Certain information regarding this agreement is set forth below:

                  Term. The scheduled term of the agreement commenced upon completion of the IPO and extends through December 31, 1999. However, the salary and benefits described below have been paid retroactive to July 1, 1996.

                  Base Salary. Base salary is payable at a rate per annum equal to the New Israeli Shekel equivalent of $190,000 (calculated as of the date the IPO was completed). Such base salary is linked to the Israeli cost of living index.

                  Bonus. The agreement does not provide for a specific bonus, but contemplates that the Company will adopt a bonus plan based upon performance goals to be established.

                  Benefits. The Company is required to (i) pay an amount equal to 15.83% of Mr. Haber's gross salary to obtain for Mr. Haber a "manager's insurance policy" (which provides certain severance and disability benefits and a savings plan), (ii) pay an amount equal to 7.5% of such gross salary into a savings fund for Mr. Haber's benefit,
         (iii) provide Mr. Haber with use of an automobile and pay the maintenance and other expenses related thereto and (iv) pay any taxes that Mr. Haber may be liable for as a result of receiving any of the foregoing benefits (other than the car). Upon cessation of Mr. Haber's employment with the Company for any reason (including resignation or firing), Mr. Haber has the right to retain the insurance policy, savings fund and automobile referred to in the preceding sentence (except that if his employment is terminated for Cause, as defined in the agreement, he has no right to the automobile). Mr. Haber may, at his option, agree to forego one or more of the benefits contemplated by the Employment Agreement. In such event, the Company would be required (subject to certain exceptions) to increase Mr. Haber's salary by the amount of the savings (including tax savings) that the Company realizes as a result of not having to provide such benefit.

                  Termination Compensation. The Company is required to pay Mr. Haber specified compensation in the event that (i) at the end of the term of the agreement, Mr. Haber desires to extend the term and the Company elects not to do so, (ii) Mr. Haber terminates his employment with the Company for Good Reason (as defined in the agreement) or (iii) the Company terminates Mr. Haber's employment for any reason other than Cause or Disability (as such terms are defined in the agreement). Such specified compensation consists of (a) a lump-sum payment equal to 150% of Mr. Haber's annual base compensation in effect in the year during which the event giving rise to the obligation to make such payment occurs, (ii) an additional payment in the amount of $25,000 for legal fees to be used as Mr. Haber sees fit and (iii) payment (not in excess of $10,000) for an appropriate office for Mr. Haber and his secretary for a period of six months.

                  Right of Company to Terminate Employment Agreement. Subject to the Company's obligation to pay termination compensation to the extent provided in the preceding paragraph, the Company may terminate Mr. Haber's employment at any time (i) for Cause or Disability (as defined in the Employment Agreement) or (ii) at will if such termination is approved by a two-thirds majority (simple majority after October 1, 1997) of the entire membership of the Board of Directors at a meeting called and held for such purpose.

         The Company has entered into an employment agreement with Mr. Kahn. The term of the agreement commenced effective November 14, 1996 and continues until at least December 31, 1997. After such date, either party may terminate the agreement upon at least 60 days notice. The agreement provides for a minimum annual salary of $110,000 and certain benefits, including (i) contributions of approximately 23% of the employee's gross salary to certain severance/disability and savings plans and (ii) the use of a car.

                              CERTAIN TRANSACTIONS

         During the period April 30, 1996, through July 30, 1996, the Company completed a bridge financing ("Bridge Financing"). In connection with the Bridge Financing, the Company issued promissory notes ("Bridge Notes") bearing interest at a rate of 10% per annum. The Company repaid the Bridge Notes from the net proceeds of the IPO. In connection with the Bridge Financing, the Company also issued to each recipient of a Bridge Note a warrant ("Bridge Warrant") to purchase a number of shares of Common Stock determined by dividing (i) the aggregate principal amount of the Bridge Note issued to such recipient by (ii) $6.00 (the initial public offering price per share in the IPO). Mr. Eisenberg's father-in-law and a brother-in-law of Mr. Eisenberg purchased $50,000 and $100,000, respectively, of Bridge Notes in the Bridge Financing on the same terms as the other participants in the Bridge Financing and received Bridge Warrants based on the foregoing formula. Mr. Eisenberg is a director and executive officer of the Company.

         Certain relatives of Alan P. Haber are employed by the Company. Alan P. Haber is a director and chief executive officer of the Company and beneficially owns more than 5% of the outstanding Common Stock of the Company. Philip Haber, a brother of Alan Haber, has served as warehouse manager since January 1995 and, in addition, as accounts receivable manager since June 1996. Philip Haber received compensation of approximately $41,000 in 1995, $43,000 in 1996, and $12,000 in the first quarter of 1997, and is currently receiving compensation at a rate per annum of approximately $48,000. Deena Haber, a sister-in-law of Alan Haber, has served as assistant controller since December 1994. Deena Haber received compensation of approximately $28,000 in 1995, $40,000 in 1996, and $13,000 in the first quarter of 1997, and is currently receiving compensation at a rate per annum of approximately $45,000. Carol Haber, Alan Haber's wife, serves as a graphic artist. Carol Haber received compensation of approximately $11,500 in 1995, $14,000 in 1996, and $3,000 in the first quarter of 1997, and is currently receiving compensation at a rate per annum of approximately
$12,500.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.

         Based solely upon review of the copies of such reports furnished to the Company and written representations from certain of the Company's executive officers and directors that no other such reports were required, the Company believes that during the period from January 1, 1996 through December 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis.

                                   PROPOSAL 2

                AMENDMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN

General

         The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment (the "Plan Amendment") to the Company's 1996 Stock Option Plan (the "Stock Option Plan") increasing the number of shares authorized for issuance under such plan from 833,333 to 1,129,000.

         As of April 15, 1997, options to purchase approximately 774,166 shares of Common Stock had been granted under the Stock Option Plan (not including options that expired unexercised) and were outstanding. None of the options heretofore granted under the Stock Option Plan have been exercised. On April 18, 1997, the last reported sale price of the Company's Common Stock on the American Stock Exchange was $1 1/16 per share.

         As of April 15, 1997, the options that had been granted under the Stock Option Plan since its adoption in July 1996, included:

         o the following options granted to executive officers named in the Summary Compensation Table (under "Executive and Director Compensation"): 143,333 options granted to Mr. Haber (Chief Executive Officer); and 76,667 options granted to Mr. Kahn (Chief Financial Officer);

         o an aggregate of 471,667 options granted to all current executive officers as a group;

         o the following options granted to each nominee for election as a director: Mr. Haber (options for 143,333 shares), Mr. Eisenberg (options for 76,667 shares), Mr. Kahn (options for 76,667 shares), Mr. Appel (options for 41,667 shares), Ms. Kubin (options for 25,000 shares), Mr. Landowne (options for 25,000 shares), Mr. Smith (options for 41,667 shares) and Mr. Spier (options for 25,000 shares);

         o an aggregate of 158,334 options granted to all current directors as a group (excluding directors that are executive officers); and

         o an aggregate of 144,165 options granted to all employees (excluding executive officers) as a group (excluding options that expired unexercised).

         The adoption of the Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the continued availability of a sufficient number of additional options under the Stock Option Plan would be beneficial in providing the Board the flexibility to compensate current and future officers and other employees of the Company in a manner that would further align the interests of such officers and employees with those of the Company.

Information Concerning The Plan


         Set forth below is certain information concerning the Stock Option Plan. A copy of the Stock Option Plan is available upon written request to the Company.

         Authorized Shares. The Stock Option Plan provides for the granting of options to purchase not more than an aggregate of 833,333 shares of Common Stock (1,129,000 shares if the Plan Amendment is approved), subject to adjustment under certain circumstances. If any option granted under the Stock Option Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares as to which such option was not exercised becomes available for future grants under the Stock Option Plan.

         Types of Options. Options granted pursuant to the Stock Option Plan may be "incentive stock options" ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("NSOs"), or both.

         Eligibility. ISOs may be granted to employees of the Company and NSOs may be granted to employees of the Company and to other persons who render services to the Company. No options may be granted under the Stock Option Plan after July 29, 2006.

         Administration. The Stock Option Plan provides that it shall be administered by the Board of Directors of the Company or a committee appointed by the Board of directors.

         Option Price. The Board of Directors (or a committee authorized by the Board) determines the exercise price of each option, subject to the limitations provided in the Stock Option Plan, including that in the case of an ISO the exercise price per share may not be less than the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock).

         Amendment of the Plan. The Stock Option Plan may be amended from time to time by the Board of Directors (or a committee authorized by the Board), subject to certain exceptions specified in the Stock Option Plan.

         Federal Income Tax Consequences. In general, no taxable income is realized by an optionee upon the grant of a NSO. Upon the exercise of a NSO, the optionee will realize ordinary income equal to the difference between the fair market value of the Common Stock received by the optionee at the time of exercise over the exercise price of such option. When the optionee eventually sells the Common Stock, such optionee is taxed on the difference between the sale price and his basis in the Common Stock (i.e., the fair market value of the Common Stock at the time of exercise), as a long or short term capital gain or loss, as applicable. The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee at the time the optionee recognizes such income. If the optionee is subject to Section 16(b) of the Exchange Act, however, the recognition of income in respect of such exercise may be delayed until the date upon which the sale of the Common Stock acquired upon such exercise will not create liability under Section 16(b) of the Exchange Act, and may be based upon the fair market value at that time, unless the optionee elects, pursuant to Section 83(b) of the Code to be taxed as of the time of exercise based on the fair market value at that time.

         There are generally no federal income tax consequences to the optionee at the time an ISO is granted or exercised, other than under the alternative minimum tax (as described below). When any of the Common Stock received upon exercise of an ISO is sold, the optionee will realize a capital gain or loss, as applicable, equal to the difference between the sale price of the Common Stock sold and the exercise price paid by the optionee for such Common Stock, provided that (i) the disposition of Common Stock by the optionee is not within two years after the date of grant of the option or within one year after the transfer of such Common Stock to the optionee upon exercise, and (ii) the optionee was employed by the Company at all times from the date of grant of the option until three months before the date of exercise. Special rules apply in the case of death or disability. If the conditions described above are satisfied, the Company will not be entitled to a deduction for Federal income tax purposes upon the grant or exercise of an ISO. If the above holding period requirements are not met, the optionee will, in general, recognize ordinary income in the year of the disqualifying disposition of the Common Stock received upon exercise of the option. Such ordinary income will be equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, but not more than the gain, if any, realized on the disqualifying disposition (sale price minus exercise price). The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee at the time the optionee recognizes such income. If the gain realized on the disqualifying disposition is greater than the excess of the fair market value over the exercise price, the difference is taxed as capital gain. If a loss is sustained on the disqualifying disposition (sale price is less than exercise price), the loss is allowable as a capital loss.

         For purposes of computing the alternative minimum tax, the bargain element with respect to an ISO (i.e., the excess of the fair market value of the Common Stock received upon exercise over the exercise price) is generally included in alternative minimum taxable income upon exercise.

         The foregoing discussion is a brief summary of the current federal income tax consequences of the grant and exercise of stock options under the Stock Option Plan based on the relevant provisions of the Code. The description is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstance.

Required Approval

         The approval of the proposed Plan Amendment requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the proposed Plan Amendment, whereas broker non-votes and shares not represented at the Annual Meeting will not be counted for purposes of determining whether the matter has been approved.

         The Board of Directors recommends that the stockholders vote FOR the Plan Amendment (designated as Proposal 2 on the enclosed proxy card) increasing the number of shares authorized for issuance under the Stock Option Plan from 833,333 to 1,129,000.

                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has reappointed Price Waterhouse LLP as independent auditors to audit the financial statements of the Company for 1997, subject to ratification by the stockholders.

         In the event that the stockholders fail to ratify this reappointment, other certified public accountants will be considered upon recommendation of the Audit Committee. Even if this reappointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

         A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he/she so desires and will be available to respond to appropriate questions.

Required Approval

         Ratification of the reappointment of Price Waterhouse LLP as independent auditors to audit the financial statements of the Company for 1997 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the Annual Meeting will not be counted for purposes of determining whether such ratification has been approved.

         The Board of Directors recommends that the stockholders vote FOR such ratification (designated as Proposal 3 on the enclosed proxy card).

                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

         Stockholders may present proposals for inclusion in the Company's proxy statement relating to its 1998 Annual Meeting of Stockholders provided that (in addition to other applicable requirements) such proposals are received by the Company in writing at its principal executive offices no later than December 25, 1997.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any matter to be presented for action at the Annual Meeting other than the proposals described herein. If any other matters not described herein should properly come before the Annual Meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors' recommendations.

                                  ANNUAL REPORT

         A copy of the Company's 1996 Annual Report, covering the fiscal year ended December 31, 1996, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                                       By Order of the Board of Directors,

                                       /s/ Barry L. Eisenberg

                                       BARRY L EISENBERG,
                                       Corporate Secretary

                         INTEGRATED TECHNOLOGY USA, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned hereby appoints Alan P. Haber, Barry L. Eisenberg and Simon M. Kahn or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Integrated Technology USA, Inc. (the "Company") to be held on May 29, 1997 at 9:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

                         (To be Signed on Reverse Side)

--------------------------------------------------------------------------------


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

|X|   Please mark your votes
      as in this example.

1.     Election of            For     withheld            Nominees:
        Directors             | |       | |               Alan P. Haber
                                                          Barry L. Eisenberg
                                                          Simon M. Kahn
                                                          Bernard S. Appel
                                                          Nicole R. Kubin
                                                          Morton L. Landowne
                                                          Morris J. Smith
                                                          William J. Spier

For, except vote withheld from the following nominees:

--------------------------------------------------------------------------------

2.       Approval of Amendment to 1996 Stock               For  Against  Abstain
         Option Plan                                       | |    | |      | |

3.       Ratification of Appointment of Independent        For  Against  Abstain
         Auditors                                          | |    | |      | |

SIGNATURES(S)                                              DATE
             ------------------------------------------        -----------------
NOTE: Please sign exactly as name appears hereon, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         INTEGRATED TECHNOLOGY USA, INC.
                             1996 STOCK OPTION PLAN

         1. Purpose.

         The purpose of the Integrated Technology USA, Inc., 1996 Stock Option Plan (the "Plan") is to encourage and enable employees (which term, as used herein, shall include officers), and directors of Integrated Technology USA, Inc., or a parent (if any) or subsidiaries thereof (collectively, unless the context otherwise requires, the "Company"), consultants, and advisors to the Company, and other persons or entities providing goods or services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company ("Stock"). (Such directors, consultants, advisors, and other persons or entities providing goods or services to the Company and entitled to receive options hereunder being collectively referred to as the "Associates," and the relationship of the Associates to the Company being referred to as "association with" the Company.) Such ownership will provide such employees and Associates with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Company.

         2. Type of Options.

         Options granted pursuant to the Plan may (subject to the following two sentences) be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Incentive options may only be granted to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. In the event that the Plan is not approved by the stockholders of the Company in the manner and within the time frame required by the Code for incentive options, then any options designated as incentive options shall instead be treated as options that are not incentive options.

         3. Effective Date and Term of Plan.

         The Plan became effective upon being approved by the Board of Directors of the Company (the "Board") on July 29, 1996. No option may be granted under the Plan after July 29, 2006, but options previously granted may extend beyond that date.

         4. Administration.

         (a) Subject to the following sentence, the Plan shall be administered by the Board. The Board may delegate any and all of its authority and administrative powers and functions under the Plan to one or more committees of two or more directors appointed from time to time by the Board. Each such committee to which any duties or authority is delegated as aforesaid is referred to herein as a "Committee". If there are multiple Committee, the authority, powers and functions delegated to each Committee may be different or the same. Unless otherwise provided by the Board resolution establishing a Committee, (i) a majority of the members of a Committee shall constitute a quorum, (ii) all determinations of the Committee shall be made by a majority of its members and
(iii) any determination of the Committee may be made, without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Each reference herein to the "Plan

Administrator" with respect to any authority, power or function shall mean the Board and/or any Committee to which the Board has delegated the power to exercise such authority or power or to perform such function, as the case may be.

         (b) The Plan Administrator shall have authority, not inconsistent with the express provisions of the Plan, (i) to grant options to such eligible employees and Associates of the Company as the Plan Administrator may select;
(ii) to determine the time or times when options shall be granted and the number of shares of Stock subject to each option; (iii) to determine which options are, and which options are not, incentive options; (iv) to determine the terms and conditions of each option; (v) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (vi) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (vii) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Any determination, decision or action of the Plan Administrator in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive on all persons participating in the Plan.

         5. Shares Subject to the Plan.
         (a) Number of Shares.

         Subject to adjustment as provided in Section 8, the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 833,333. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         (b) Shares to be Delivered.

         Shares delivered under the Plan shall be authorized but unissued Stock or if the Plan Administrator so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

         6. Eligibility for Options.

         Options may be granted to such Employees and Associates of the Company as the Plan Administrator shall from time to time select (subject to the second sentence of Section 2 hereof). Receipt of options under the Plan or of awards under any other employee benefit plan of the Company shall not preclude an employee from receiving options or additional options under the Plan.

         7. Terms and Conditions of Options.

         (a) Special Rule for Incentive Options. Consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate fair market value (determined in accordance with Section 7(b) as of the time the option is granted) of the shares of Stock with respect to which incentive options are exercisable for the first time by the optionee during any calendar year (under all plans of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall not be treated as incentive options. Nothing in this special rule shall be construed as limiting the exercisability of any option, unless the Plan Administrator expressly provides for such a limitation at time of grant.

         (b) Exercise Price. The exercise price of each option shall be determined by the Plan Administrator, subject to the following: (i) in the case of an incentive option, the exercise price per share of stock shall not be less than 100% (110% for a stock option granted to a greater than ten-percent shareholder) of the fair market value per share of Stock at the time the option is granted and (ii) in the case of all options, the exercise price per share of Stock shall not be less than the par value per share (unless the Stock subject to the option is treasury stock). A "greater than ten-percent shareholder" shall mean for purposes of the Plan any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in
Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The fair market value of a share of Stock as of any date shall be determined for purposes of the Plan as follows: (i) if the Stock is listed on a securities exchange or quoted through the Automated Quotation National Market System of the National Association of Securities Dealers, Inc. ("NASDAQ"), the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in the absence of reported sales on such day, the mean between the closing reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the closing bid and asked prices as quoted by the National Association of Securities Dealers, Inc., through NASDAQ for such day and (iii) if the Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Plan Administrator determines to be reasonable and consistent with applicable requirements of the Code and the regulations issued thereunder applicable to incentive options; provided, however, that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Plan Administrator determines that such mean does not properly reflect fair market value, then fair market value shall be determined by the Plan Administrator as provided in clause (iii).


         (c) Duration of Options. An option, shall be exercisable during such period or periods as the Plan Administrator may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "greater than ten-percent shareholder" as defined in Section 7(b)) from the date the option was granted or such earlier date as may be specified by the Plan Administrator at the time the option is granted.

         (d) Exercise of Options.

         (1) At the time of the grant of an option, the Plan Administrator shall specify whether the option shall be exercisable in full at any time prior to the Final Exercise Date or in installments (which may be cumulative or noncumulative). In the case of an option not immediately exercisable in full, the Plan Administrator may at any time accelerate the time at which all or any part of the option may be exercised.

         (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

         (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Plan Administrator and (b) payment in full for the number of shares for which the option is exercised.

         (4) In the case of an option that is not an incentive option, the Plan Administrator shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Plan Administrator determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Stock received upon exercise, the Plan Administrator (i) shall require as a condition of exercise that the individual exercising the option agree to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and
                  (ii) may require as a condition of exercise that the individual exercising the option give such security as the Plan Administrator deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Plan Administrator to preserve the adequacy of such security.

         (5) If an option is exercised by the executor or administrator of a deceased employee or Associate, or by the person or persons to whom the option has been transferred by the employee's or Associate's will or the applicable laws of descent and distribution or otherwise, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

         (e)      Termination of Employment.

         An employee's options shall terminate immediately upon the termination of his employment with the Company, subject to the following exceptions: (i) if the termination is by reason of the death or disability of the employee, the unexercised portion of such options shall continue to be exercisable for 12 months after such termination (but only to the extent, if any, that such options were exercisable immediately prior to the date of such termination) and
(ii) if the termination is for any other reason, excluding termination for cause, the unexercised portion of such options shall continue to be exercisable for three months after such termination (but only to the extent, if any, that such options were exercisable immediately prior to the date of such termination); provided, however, that the foregoing right of an option holder to exercise options following termination of employment is subject to the condition that the option holder shall not have conducted himself during the term of his employment or thereafter in a manner which adversely affects the Company. Notwithstanding the foregoing, the Plan Administrator in its discretion in any particular case may provide that upon termination of an employee's employment with the Company, the unexercised portion of his options shall continue to be exercisable for a longer or shorter period than the period provided for in the preceding sentence; provided, however, that (i) in the case of an incentive option, the Plan Administrator may not provide for a shorter or longer period after the option is granted and, in any event, may not provide for a longer period except in the case where the employee's employment is terminated by reason of death and (ii) in the case of an option that is not an incentive option, the Plan Administrator may not provide for a shorter period after the option is granted. For purposes of this Section 7(e), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Plan Administrator, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

         (f) Payment for Stock.

         Stock purchased under the Plan upon exercise of an option shall be paid for as follows:

                  (i) in cash or by certified check or bank draft or money order payable to the order of the Company; or

                  (ii) with the consent of the Plan Administrator and to the extent permitted by it (not later than the time of grant, in the case of an incentive option) as follows:

                  (A) through the delivery of shares of Stock having a fair market value (determined as provided in Section 7(b)) on the date of exercise equal to the purchase price (but only if such shares have been held by the option holder for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings); or

                  (B) by delivery of a full recourse interest bearing promissory note of the option holder to the Company, secured by a pledge of the Stock being purchased, such note to be payable in the case of an incentive option, on such terms as are specified in the option (except that, in lieu of a stated rate of interest, an incentive option may provide that the rate of interest on the note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the
                  Code); provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock; or

                  (C) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

                  (D) any combination of any of the foregoing payment methods provided for in this Section 7(f).

         (g) Delivery of Stock.


         An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him under the Plan. The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         (h) Nontransferability of Options.

         No option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the employee or Associate to whom granted may be exercised only by him; provided, however, that an option that is not an incentive option may be otherwise transferred to the extent, if any, permitted by the Plan Administrator.

         (i) Restrictions on Stock.

         The Plan Administrator may provide that shares of Stock purchased through the exercise of options under the Plan be subject to such restrictions on resale, including restrictions requiring resale to the Company at or below fair market value, or such other restrictions, as the Plan Administrator in its sole discretion shall determine, and shall take such steps as it deems necessary or appropriate to carry out the purposes of any such restriction; provided, however, that any such restrictions relating to the shares of Stock that may be purchased upon exercise of an option may not be provided for after

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

the option has been granted.

         8. Mergers, Recapitalizations. Etc.

         (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), then the Plan Administrator may in its discretion terminate all outstanding options by delivering notice of termination to each option holder; provided, however, that, during the 20-day period following the date on which such notice of termination is delivered, each option holder shall have the right to exercise in full all of his options that are then outstanding (without regard to any condition with respect to the exercise of any installment that relates to the passage of time). If an Acquisition Event occurs and the Plan Administrator does not terminate the outstanding options pursuant to the preceding sentence, then the provisions of Section 8(b) shall apply.

         (b) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares (excluding the stock split effected by the Company on September 10, 1996), recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Plan Administrator shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which options may be granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding options, or portions thereof then unexercised, shall be exercisable, (iii) the exercise price and other terms of outstanding options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding options shall be effective on the effective date of the event giving rise to such adjustment. The Plan Administrator may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration any other event (including, without limitation, accounting changes) if the Plan Administrator determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. All determinations and adjustments made by the Plan Administrator pursuant to this
Section 8(b) shall be binding on all persons.

         (c) The Plan Administrator may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Plan Administrator considers appropriate in the

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

circumstances.

         9. Limitation on Rights.

         Neither the adoption of the Plan nor the grant of options shall confer upon any employee any right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an employee at any time. Except as specifically provided by the Plan Administrator in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         10. Effect, Discontinuance, Cancellation, Amendment and Termination.

         (a) Neither adoption of the Plan nor the grant of options to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

         (b) The Plan Administrator may at any time discontinue granting options under the plan. With the consent of the option holder, the Plan Administrator may at any time cancel an existing option in whole or in part and grant the option holder another option for such number of shares as the Plan Administrator specifies. The Plan Administrator may at any time or times amend the Plan, provided that (i) no such amendment shall affect the rights of any option holder (without his consent) under any option previously granted, and (ii) without the approval of the stockholders of the Company, no such amendment shall (a) increase the maximum number of shares available under the Plan for delivery pursuant to the exercise of incentive options, (b) change the group of employees eligible to receive incentive options, (c) reduce the price at which incentive options may be granted, (d) extend the time within which incentive options may be granted, (e) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (f) amend the provisions of this Section 8(b). The Plan Administrator may at any time terminate the Plan as to any further grants of options.

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